UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2013

MAGICJACK VOCALTEC LTD.
(Exact name of registrant as specified in its charter)

Israel	000-27648
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

12 BENNY GAON STREET, BUILDING 2B
POLEG INDUSTRIAL AREA, NETANYA, ISRAEL 42504
(Address of principal executive offices, including zip code)

Telephone: (561) 749-2255
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective May 10, 2013,  Mr. Peter Russo stepped down from his position as Chief Financial Officer of magicJack VocalTec Ltd. (the “Company”).  Mr. Russo has entered into a Separation Agreement with the Company, dated May 10, 2013 (the “Separation Agreement”), pursuant to which he will receive a $750,000 severance payment.  The Separation Agreement also contains other customary provisions and is subject to delivery of a general release by Mr. Russo that is not revoked within the periods set forth by applicable law.  The foregoing summary of the Separation Agreement and its terms is qualified in its entirety by reference to the Separation Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.  Mr. Russo will continue to consult with the Company for up to 12 months  to help with the transition of the new Chief Financial Officer pursuant to the terms of a Consulting Agreement, dated May 11, 2013.  The Consulting Agreement, which is attached hereto as Exhibit 10.2 and incorporated herein by reference, provides for monthly payments of $16,666.66 and is terminable by the Company upon written notice without further liability.

The Board of Directors elected Mr. Jose Gordo to serve as Chief Financial Officer of the Company, effective May 10, 2013.  Mr. Gordo has approximately 20 years of experience in finance, operations, business management, SEC matters and corporate law. He co-founded Southcap Partners, a managing general partnership with investments in medium-sized companies.  From late 2008 through 2011, Mr. Gordo was a Managing Director of Comvest Partners, a private equity firm, where he was responsible for sourcing, evaluating, negotiating and executing private equity investments as approved by the firm’s investment committee.  From 2004 through 2008, he was a partner at the national law firm of Akerman Senterfitt, where he specialized in corporate law matters, advising public and private companies and investment firms on mergers & acquisitions and capital markets transactions. He received a J.D. degree from Georgetown University Law Center and a B.A. degree from the University of Miami.

The Compensation Committee and the Board of Directors approved the following compensation arrangements with Mr. Gordo:

Effective Date	May 10, 2013
Annual Base Salary	$325,000
Annual Bonus
Annual Target Bonus Amount: $150,000

Bonus Milestones:
• Revenue- 80% threshold/120% max
• EBITDA- 80% threshold/120% max
• Bonus Payout Levels:
• Revenue - 35% threshold/200% max
• EBIDTA - 35% threshold/200% max

Signing Bonus	$325,000
Long-Term Incentive Compensation
Stock Options:*

Covered Shares:  256,151 Ordinary Shares
Exercise Price:  $17.63 per share
Vesting: 1/3 cumulative annual increments beginning 12/31/13

Accelerated vesting as follows:
• Full acceleration upon Change of Control or similar event during the employment term or the 6 month period thereafter
• If termination by the Company without “Cause” or by CFO for “Good Reason,” award is vested pro-rata through month of termination, plus additional 3 months.

No acceleration of vesting for termination of employment by Company for “Cause” or voluntary termination of employment by CFO without “Good Reason.”

Restricted Stock:*

27,634 shares, with the same vesting terms set forth above.

Severance
If termination by the Company without “Cause” or by CFO for “Good Reason,” severance is equal to one times (1x) base salary + target bonus (except as discussed below).

If termination by the Company without “Cause” or by CFO for “Good Reason” and termination occurs in connection with or within six (6) months of a Change of Control or similar Liquidity Event, severance is equal to three times (3x) base salary + target bonus.

No tax gross-ups apply to severance payments.

Employment Agreement
Terms consistent with an executive employment agreement of this nature, including:
•   3-year fixed term
•   Compensation terms as outlined above
•   Appropriate non-compete, non-solicit and confidentiality provisions
•   Standard executive benefits package
•   Appropriate definitions of “Cause” and “Good Reason” (with cure provisions)
•   Customary expense reimbursements.

Prior Service Recognition Award
Equity grant as compensation for services provided as a consultant between January 1, 2013 and May 8, 2013.  The Prior Service Recognition Award is designed to compensate Mr. Gordo for the substantial risk opportunity cost incurred with no assurance of employment to perform services on the Company’s behalf, including:
•      Full day-to-day involvement in all aspects of operations and finance
•      Completion of 2012 Audit
•      Management of financial reporting function
•      Handling all investor/analyst/investment banking communications
•      Negotiation of his compensation package was delayed due to complications with the 2012 Audit, resulting in degradation of the LTI compensation package that would have otherwise been issued

Award details*:
•  39,880 Options at a strike price set at the closing price on 5/8/13 of $17.63; and
•  52,356 restricted stock units ("RSUs").
The Prior Services Equity Grant will have the same vesting schedule as set forth the LTI above, provided that, on each time vesting date, the RSUs must also have a market value equal to or greater than $16.29 per share.  If price is below that level, vesting is suspended until price is achieved over a five-day average.

*Subject to shareholder approval of the magicJack VocalTec Ltd. 2013 Long-Term Incentive Plan (the “Plan”).

The above summaries of the compensation arrangements for Mr. Gordo are qualified in their entirety by reference to the executive employment agreement and option agreement, filed herewith as exhibits 10.3 and 10.5, respectively, and incorporated by reference herein.  The summary of the compensation arrangements for Mr. Gordo are qualified in their entirety by reference to the Plan, which was filed with the SEC on April 8, 2013 as Exhibit 10.2 to the Company’s Current Report on Form 8-K and incorporated herein by reference.

On May 9, 2013, the Company issued a press release announcing the management changes discussed above.  The text of the press release is furnished herewith as Exhibit 99.1.

Item 9.01               Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Separation Agreement, dated May 10, 2013, by and between magicJack VocalTec Ltd. and Peter J. Russo**
10.2	Consulting Agreement, dated May 11, 2013. by and between magicJack VocalTec Ltd. and Peter J. Russo**
10.3	Executive Employment Agreement, dated May 8, 2013 by and between magicJack VocalTec Ltd. and Jose Gordo**
10.4	magicJack VocalTec Ltd. 2013 Long-Term Incentive Plan, filed with the SEC on April 8, 2013 as Exhibit 10.2 to the Company’s Current Report on Form 8-K and incorporated herein by reference**
10.5	Form of Stock Option Agreement**
99.1	Press Release, dated May 9, 2012, announcing management changes

**Management compensatory plan or arrangement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:	/s/ Gerald T. Vento
Name:	Gerald T. Vento
Title:	President and Chief Executive Officer

Date: May 13, 2013

Exhibit Index

Exhibit No.	Description
10.1	Separation Agreement, dated May 10, 2013, by and between magicJack VocalTec Ltd. and Peter J. Russo**
10.2	Consulting Agreement, dated May 11, 2013. by and between magicJack VocalTec Ltd. and Peter J. Russo**
10.3	Executive Employment Agreement, dated May 8, 2013 by and between magicJack VocalTec Ltd. and Jose Gordo**
10.4	magicJack VocalTec Ltd. 2013 Long-Term Incentive Plan, filed with the SEC on April 8, 2013 as Exhibit 10.2 to the Company’s Current Report on Form 8-K and incorporated herein by reference**
10.5	Form of Stock Option Agreement**
99.1	Press Release, dated May 9, 2012, announcing management changes

**Management compensatory plan or arrangement